Exhibit 21.1

Subsidiaries of Allergan plc and Warner Chilcott Limited as of December 31, 2015*

Name	Jurisdiction of Incorporation
3948587 Canada Inc.	Canada
Abri Pharmaceuticals Company	Canada
Actavis S.à r.l.	Luxembourg
Actavis S.à r.l. Luxembourg, Zweigniederlassung Steinhausen	Switzerland
Actavis Asia Pacific Private Limited	Singapore
Actavis (Cyprus) Limited	Cyprus
Actavis (MEEA) FZE	United Arab Emirates
Actavis (Pty) Ltd. (f/k/a Watson Pharma (Pty) Ltd.)	South Africa
Actavis A/S	Denmark
Actavis A/S Sucursal Portugese Branch	Portugal
Actavis AB	Sweden
Actavis Acquisition 1 S.à r.l. (Irish Branch)	Ireland
Actavis Acquisition 1 S.à r.l. (f/k/a Watson Pharma S. à r.l.)	Luxembourg
Actavis Acquisition 2 S.à r.l. (f/k/a Watson Pharma Actavis S.à r.l.)	Luxembourg
Actavis Australia Pty Ltd.	Australia
Actavis Capital S.à r.l. (f/k/a Actavis WC Holding S. a r.l.)	Luxembourg
Actavis Capital S.à r.l., Luxembourg, Zweigniederlassung Zug Branch	Switzerland
Actavis CZ a.s.	Czech Republic
Actavis d.o.o. Belgrade	Serbia
Actavis Dutch Holding BV	Netherlands, The
Actavis EAD	Bulgaria
Actavis ehf.	Iceland
Actavis Elizabeth LLC	US - Delaware
Actavis Export International Limited	Malta
Actavis Farmaceutica Ltda (f/k/a Arrow Farmaceutica Ltda)	Brazil
Actavis Finance S.à r.l.	Luxembourg
Actavis Finance ehf.	Iceland
Actavis Finance S.à r.l. Co.	US - Florida
Actavis Funding SCS	Luxembourg
Actavis GmbH	Austria
Actavis Group ehf.	Iceland
Actavis Group PTC ehf.	Iceland
Actavis Holding 2 S.à r.l. (f/k/a WatsonPhHldg 2 S.a r.l.)	Luxembourg
Actavis Holding AB	Sweden
Actavis Holding Asia BV	Netherlands, The
Actavis Holding Germany GmbH	Germany
Actavis Holdings South Africa (Pty) Ltd. (f//k/a Watson Pharma Holdings South Africa (Pty) Ltd.)	South Africa
Actavis Holdings UK II Limited	UK
Actavis Holdings UK Ltd.	UK
Actavis Hong Kong Limited	Hong Kong
Actavis Hungary Kft	Hungary
Actavis Ilaclari AS	Turkey
Actavis International Holding S.à r.l. (f/k/a Watson PhHldg.)	Luxembourg
Actavis International Limited	Malta
Actavis Ireland Holding Limited	Ireland
Actavis Ireland Limited	Ireland
Actavis Isle of Man Limited	Isle of Man
Actavis Istanbul Ilac Sanayi Ve Ticaret Limited Sirketi	Turkey
Actavis Italy S.p.A.	Italy
Actavis Kadian LLC	US - Delaware
Actavis K.K.	Japan
Actavis Laboratories FL, Inc. (f/k/a Watson Laboratories, Inc. Florida)	US - Florida
Actavis Laboratories NY, Inc. (f/k/a Watson Laboratories, Inc. (Copiague))	US - New York

Actavis Laboratories UT, Inc. (f/k/a Watson Laboratories, Inc. (Salt Lake City))	US - Delaware
Actavis LLC	US - Delaware
Actavis Limited	Malta
Actavis Luxembourg International S.à r.l.	Luxembourg
Actavis Malta Limited	Malta
Actavis Mid Atlantic LLC	US - Delaware
Actavis New Zealand Limited (f/k/a Arrow Pharm (NZ) Ltd)	New Zealand
Actavis Nordic A/S	Denmark
Actavis Norway AS	Norway
Actavis Operations EOOD	Bulgaria
Actavis OY (Finland)	Finland
Actavis Pharma (Pty) Ltd. (f/k/a Watson Pharma No 1 (Pty) Ltd.)	South Africa
Actavis Pharma Company (f/k/a Cobalt Ph. & Arrow Ph. OTC)	Canada
Actavis Pharma Development Centre Private Limited	India
Actavis Pharma Holding S.à r.l. (f/k/a WatsonPharma Holding S.à r.l.)	Luxembourg
Actavis Pharma Holding 4 ehf (APH4)	Iceland
Actavis Pharma Holding 5 ehf (APH5)	Iceland
Actavis Pharma Iberia S.L.U. (f/k/a Warner Chilcott Iberia S.L.U.)	Spain
Actavis Pharma Inc.(f/k/a Watson Pharma, Inc.)	US - Delaware
Actavis Pharma Private Limited	India
Actavis Pharma Pty Ltd. (f/k/a Watson Pharma Pty Ltd)	Australia
Actavis Pharma S. de R.L. de C.V. (f/k/a WatsonPh. S. de RL de CV)	Mexico
Actavis Pharmaceuticals NJ, Inc. (f/k/a Watson Pharmaceuticals (NJ) Inc.)	US - Delaware
Actavis Polska Sp. z.o.o.	Poland
Actavis Pty Ltd (f/k/a/ Ascent Pharmaceuticals Pty Ltd)	Australia
Actavis Puerto Rico Holdings, Inc.	US - Delaware
Actavis S. de R.L. de C.V.	Mexico
Actavis s.r.o.	Slovak Republic
Actavis Sdn. Bhd (f/k/a Ascent PharmahealthMalaysiaSdn.)	Malaysia
Actavis Services (Asia) Limited (f/k/a Marrow Holdings Ltd.)	Malta
Actavis Services (Asia) Limited Beijing Representative Office	China
Actavis South Atlantic LLC	US - Delaware
Actavis Specialty Pharmaceuticals Co. (f/k/a Watson Pharma Co)	Canada
Actavis SRL	Romania
Actavis Switzerland AG	Switzerland
Actavis Totowa LLC	US - Delaware
Actavis UK Limited	UK
Actavis Ukraine LLC	Ukraine
Actavis US Holding LLC	US - Delaware
Actavis W.C. Holding Inc.	US - Delaware
Actavis WC 1 S.a r.l. (f/k/a WC Luxembourg S. a r.l.)	Luxembourg
Actavis WC 2 S.a r.l. (f/k/a WC Luxco S.à r.l.)	Luxembourg
Actavis WC 3 S.a r.l. (f/k/a WC Luxco Holdings S.à r.l. )	Luxembourg
Actavis, Inc.	US - Nevada
Actavis, Inc. II SCS	Luxembourg
Actavis, Inc. SCS (f/k/a Watson Pharmaceuticals, Inc. SCS)	Luxembourg
AGN Seabreeze, LLC	US - Delaware
AHI C.V.	Netherlands, The
AHI CV HoldCo, LLC	US - Delaware
Alet Pharmaceuticals Industrial and Commercial Societe Anonyme	Greece
Allergan (Thailand) Limited	Thailand
Allergan AG	Switzerland
Allergan ApS	Denmark
Allergan AS	Norway
Allergan Asia Limited	Hong Kong
Allergan Australia Pty Limited	Australia
Allergan B.V.	Netherlands, The
Allergan Baltics, UAB	Lithuania
Allergan Baltics, UAB Eesti filiaal	Estonia Branch

Allergan Baltics, UAB Latvijas filias	Latvia
Allergan Biologics Ltd. (f/k/a Actavis Biodesign Ltd., Eden Biodesign Ltd.)	UK
Allergan Botox	Ireland
Allergan Bulgaria EOOD	Bulgaria
Allergan C.I.S. SARL	Russian Federaion
Allergan Costa Rica S.R.L	Costa Rica
Allergan CZ s.r.o.	Czech Republic
Allergan d.o.o. Beograd	Serbia
Allergan de Colombia S.A.	Colombia
Allergan de Venezuela, C.A.	Venzuela
Allergan Development I	Ireland
Allergan Development II	Ireland
Allergan Development Ventures I Ireland	Ireland
Allergan Development Ventures I LP	Bermuda
Allergan Development Ventures I UK	UK
Allergan France SAS	France
Allergan Healthcare India Private Limited	India
Allergan Healthcare Philippines, Inc.	Philippines
Allergan Hellas Pharmaceuticals S.A.	Greece
Allergan Holdings 2 BV	Netherlands, The
Allergan Holdings B Ltd.	Bermuda
Allergan Holdings B.V.	Netherlands Antilles
Allergan Holdings B1, Unlimited	Bermuda
Allergan Holdings B2 Unlimited	Bermuda
Allergan Holdings C Ltd	Cayman Island
Allergan Holdings France SAS	France
Allergan Holdings Limited	UK
Allergan Holdings S. à r.l.	Luxembourg
Allergan Holdings Unlimited Company (f/k/a Furiex Holdings Unlimied Company)	Ireland
Allergan Holdings, Inc.	US - Delaware
Allergan Hong Kong Limited	Hong Kong
Allergan Ilaclari Ticaret A.S.	Turkey
Allergan Inc.	Canada
Allergan India Private Limited	India
Allergan Industrie SAS	France
Allergan Information Consulting (Shanghai) Co., Ltd.	China
Allergan International YK	Japan
Allergan Ireland Holdings Ltd.	Ireland
Allergan Israel Limited	Israel
Allergan Japan KK	Japan
Allergan KK	Japan
Allergan Korea Ltd	Korea
Allergan Laboratorios Limitada	Chile
Allergan Limited	UK
Allergan Luxembourg S.à r.l.	Luxembourg
Allergan Malaysia Sdn. Bhd.	Malaysia
Allergan Medical GmbH (f/k/a Allergan Medical S.à r.l.)	Switzerland
Allergan Medical Pty Ltd.	Australia
Allergan Middle East FZ-LLC	United Arab Emirates
Allergan N.V.	Belgium
Allergan New Zealand Ltd.	New Zealand
Allergan NK	Japan
Allergan Norden AB	Sweden
Allergan Norden AB (Finnish branch)	Finland
Allergan Optical Irvine, Inc.	US - California
Allergan Pharmaceuticals (Proprietary) Ltd.	South Africa
Allergan Pharmaceuticals Holdings (Ireland)	Ireland
Allergan Pharmaceuticals International Limited (f/k/a Aptalis Pharma Ltd.).	Ireland
Allergan Pharmaceuticals Ireland	Cayman Island

Allergan Pharmaceuticals Ireland	Ireland
Allergan Pharmaceuticals Taiwan Co. Ltd.	Taiwan
Allergan Productos Farmaceuticos S.A.	Argentina
Allergan Produtos Farmaceuticos Ltda.	Brazil
Allergan Property Holdings, LLC	US - Delaware
Allergan Puerto Rico Holdings, Inc.	US - Delaware
Allergan S.A.	Spain
Allergan S.p.A.	Italy
Allergan Sales Puerto Rico, Inc.	US - California
Allergan Sales, LLC.	US - Delaware
Allergan Services BV	Netherlands, The
Allergan Services International, Limited	Ireland
Allergan Servicios Profesionales, S. de R.L. de C.V.	Mexico
Allergan Singapore Pte. Ltd.	Singapore
Allergan Singapore Pte. Ltd. Indonesia Rep Office	Indonesia
Allergan Singapore Pte. Ltd. Vietnam Rep Office	Vietnam
Allergan SK S.r.o.	Slovak Republic
Allergan Sp. Z.o.o.	Poland
Allergan Specialty Therapeutics, Inc.	US - Delaware
Allergan SRL	Romania
Allergan UK Group Limited	UK
Allergan UK LLP	UK
Allergan Ukraine, LLC	Ukraine
Allergan USA, Inc.	US - Delaware
Allergan, Inc.	US - Delaware
Allergan, S.A. de C.V.	Mexico
Anda Inc.	US - Florida
Anda Marketing, Inc.	US - Florida
Anda Pharmaceuticals, Inc.	US - Florida
Anda Puerto Rico, Inc	Puerto Rico
Anda Veterinary Supply Inc.	US - Florida
Andrx Corporation	US - Delaware
Andrx Laboratories (NJ), Inc.	US - Delaware
Andrx Labs LLC	US - Delaware
Andrx Pharmaceuticals (Mass), Inc.	US - Florida
Andrx Pharmaceuticals (NC) Equipment, LLC	US - Delaware
Andrx Pharmaceuticals (NC), Inc.	US - Florida
Andrx Pharmaceuticals Equipment #1, LLC	US - Florida
Andrx Pharmaceuticals Sales and Marketing, Inc.	US - Florida
Andrx Pharmaceuticals, LLC	US - Delaware
Andrx South Carolina I, Inc.	US - South Carolina
Anterios, Inc.	US - Delaware
APBI Holdings, LLC	US - North Carolina
Aptalis Holding B.V.	Netherlands, The
Aptalis Holdings, Inc.	US - Delaware
Aptalis Netherlands B.V.	Netherlands, The
Aptalis Pharma Canada ULC	Canada
Aptalis Pharma Export, Inc.	Canada
Aptalis Pharma GmbH	Germany
Aptalis Pharma Ltd. (f/k/a Allergan Pharmaceuticals International Ltd.)	Ireland
Aptalis Pharma S.r.l.	Italy
Aptalis Pharma SAS	France
Aptalis Pharma UK Limited	UK
Aptalis Pharma US, Inc.	US - Delaware
AqueSys, Inc.	US - Delaware
Arrow ApS	Denmark
Arrow Generics Ltd.	UK
Arrow Group ApS	Denmark
Arrow International Ltd.	Malta

Arrow Laboratories Ltd.	Malta
Arrow Lakemedel Aktiebolag	Sweden
Arrow No 7 Ltd.	UK
Arrow Pharma (Malta) Ltd.	Malta
Arrow Pharma HK Limited	Hong Kong
Arrow Pharma Tender (Pty) Ltd.	South Africa
Arrow Supplies Ltd.	Malta
Arrowblue Productos Farmaceuticos SA	Portugal
Ascent Australia Pty Ltd	Australia
Ascent Pharma Pty Ltd.	Australia
Ascent Pharmahealth Asia Pte Ltd	Singapore
Ascent Pharmahealth Hong Kong Limited	Hong Kong
Ascent Pharmahealth Pty Ltd	Australia
Auden McKenzie (Pharma Division) Limited	UK
Auden McKenzie Holdings Limited	UK
Axcan EU LLC	US - Delaware
Axcan France (Invest) S.A.S.	France
Axcan Pharma (Australia) Pty Ltd	Australia
Balkanpharma Dupnitsa AD	Bulgaria
Balkanpharma Healthcare International (Cyprus) Ltd.	Cyprus
Balkanpharma Securitiy EOOD	Bulgaria
Balkanpharma Troyan AD	Bulgaria
Biovena Pharma Sp. z.o.o.	Poland
Biozymes Inc.	Canada
Bowmed Ltd.	UK
Breath Limited	UK
Cerexa Inc.	US - Delaware
Chilcott UK Limited	UK
Circa Pharmaceuticals West, Inc.	US - California
Circa Sub	US - New York
Cobalt Laboratories LLC	US - Delaware
Collagen Aestethics Benelux S.A.	Belgium
Commack Properties, Inc.	US - Delaware
Coventry Acquisition, LLC	US - Delaware
Cybear, LLC	US - Delaware
Del Mar Indemnity Co. Inc.	US - Hawaii
Development Partners, LLC	US - Delaware
Dogwood Pharmaceuticals, Inc.	US - Delaware
Drug House of Australia Pte Ltd	Singapore
Durata Therapeuctics U.S. Limited	US - Delaware
Durata Therapeutics Holding C.V.	Netherlands, The
Durata Therapeutics, Inc.	US - Delaware
Durata Therapeutics International B.V.	Netherlands, The
Durata Therapeutics Limited	UK
Eden Biodesign Inc.	US - Delaware
Eden Biopharm Group Ltd.	UK
Eden Biopharm Ltd.	UK
Eremad Pty Ltd.	Australia
Eurand France S.A.S.	France
Exemplar Pharma LLC	US - Delaware
Femalon SPRL	Belgium
FL Cincinnati I Inc.	US - Delaware
FL Holding C.V.	Netherlands, The
FLI International LLC	US - Delaware
Forest Finance B.V.	Netherlands, The
Forest Healthcare (Branch of Forest Tosara Ltd.)	Netherlands, The
Forest Holdings France S. A.S.	France
Forest Laboratories Canada Inc.	Canada
Forest Laboratories Denmark APS	Denmark

Forest Laboratories Deutschland GmbH	Germany
Forest Laboratories France S.A.S.	France
Forest Laboratories Holdings Limited	Ireland
Forest Laboratories Ireland Ltd	Ireland
Forest Laboratories Italy S.R.L.	Italy
Forest Laboratories Osterreich GmbH	Austria
Forest Laboratories Products Corp.	US - Delaware
Forest Laboratories Spain, SL	Spain
Forest Laboratories UK Ltd.	UK
Forest Laboratories, LLC	US - Delaware
Forest Pharma B.V.	Netherlands, The
Forest Pharmaceuticals, Inc.	US - Delaware
Forest Research Institute, Inc.	US - New Jersey
Forest Tosara Ltd.	Ireland
FRX Churchill Holdings, Inc.	US - Delaware
Furiex Pharmaceuticals, LLC	US - Delaware
Gastro Services Pty Ltd	Australia
GenuPro, LLC	US - North Carolina
Herbert Laboratories	US - California
Inamed Corporation	US - Delaware
Inamed Development Corporation	US - California
Inamed Do Brazil Ltda	Brazil
Inamed, LLC	US - Delaware
Inwood Laboratories, Inc.	US - New York
Ireland Actavis Finance Ltd.	Ireland
Kythera Biopharmaceuticals (Europe) Limited	UK
Kythera Biopharmaceuticals Australia Pty Ltd.	Australia
Kythera Biopharmaceuticals, Inc.	US - Delaware
Kythera Holdings Ltd.	Bermuda
Lime Pharma Limited	UK
LLC Actavis	Russia
Lotus Laboratories Private Ltd.	India
M8 Holdings LLC	US - Delaware
Makewhey Products Pty LTd.	South Africa
Makoff R&D Laboratories, Inc.	US - California
MAP Pharmaceuticals, Inc.	US - Delaware
Marrow Pharmaceuticals Research & Development Co Ltd.	China
Marsam Pharma, LLC	US - Delaware
McGahn Ireland Holdings Ltd.	Ireland
McGahn Limited	Ireland
McGahn Medical BV	Netherlands, The
Med All Enterprise Consulting (Shanghai) Co. Ltd.	China / Shanghai
Medis ehf.	Iceland
Medis Pharma BV (f/k/a Actavis Holding BV)	Netherlands, The
Medis Pharma France S.A.S.	France
Medis Pharma GmbH	Germany
Medis Pharma Pty Ltd. (f/k/a Spirit Pharmaceuticals Pty Ltd)	Australia
Medis-Danmark A/S	Denmark
Milbrook (NI) Limited	UK
MPEX London Limited	UK
MPEX Pharmaceuticals, Inc.	US - Delaware
MSI, Inc	US - Delaware
Natrapac Inc.	US - Utah
Naurex Inc.	US - Delaware
Nicobrand Limited	UK
Northwood Medical Innovation, Ltd.	UK
NRIM Limited	UK
Oculeve, Inc.	US - Delaware
Odyssea Pharma SPRL	Belgium

Oncopharma AG	Switzerland
Pacific Pharma, Inc.	US - Delaware
Paomar Plc.	Cyprus
Pharm-Allergan GmbH	Germany
Pharm-Allergan GmbH Austria branch	Austria
PharmaPack International BV	Netherlands, The
Pharmascript Pharmaceuticals Limited	South Africa
Pharmax Holding Limited	UK
Pharmax Limited	UK
PT Actavis Indonesia	Indonesia
R&D Ferriecit Capital Resources, Inc.	US - California
R&D New Media Services Inc.	US - California
R&D Pharmaceutical, Inc.	US - California
R&D Research & Development Corp.	US - California
Referral-Net (Pty) Ltd.	South Africa
Robin Hood Holdings Ltd.	Malta
Royce Laboratories, Inc.	US - Florida
Royce Research & Development Limited Partnership I	US - Florida
Royce Research Group, Inc.	US - Florida
Rugby Laboratories, Inc.	US - New York
RxAPS, Inc.	US - Florida
Schein Bayer Pharmaceutical Services, Inc.	US - Delaware
Schein Pharmaceutical International, Inc.	US - Delaware
Schein Pharmaceutical (Bermuda) Ltd	Bermuda
Scriptpharm Marketing (Pty) Ltd.	South Africa
Seabreeze LP Holdings, LLC	US - Delaware
Seabreeze Silicone	Ireland
Seeker Investments Limited	British Virgin Islands
Selamine Ltd.	Ireland
Silicone Engineering Inc.	US - California
Silom Medical Co., Ltd.	Thailand
Silom Medical International Co., Ltd.	Thailand
Sindan Pharma SRL	Romania
Soosysoo Ltd.	British Virgin Islands
SourceCF Inhalation Systems, LLC	US - Delaware
Spear Pharmaceuticals (Pty) Ltd.	South Africa
Specifar SA	Greece
Spirit Pharmaceuticals NZ Pty Ltd.	New Zealand
SR Six, Inc.	US - Florida
Systemic Pulmonary Delivery, Ltd.	Bermuda
Tango US Holdings Inc.	US - Delaware
The Rugby Group, Inc.	US - New York
The Seabreeze LP Holdings LLC AGN Seabreeze LLC Limited Partner	Ireland
Tosara Exports Limited	Ireland
UAB Actavis Baltic	Lithuania
UAB Actavis Baltic Estonia Branch	Estonia
UAB Actavis Baltic Latvia Branch	Latvia
Uteron Pharma SPRL	Belgium
Valmed Pharmaceuticals, Inc.	US - New York
Varioraw Percutive Sàrl	Switzerland
Vicuron Pharmaceuticals, Inc	US - Delaware
Warner Chilcott (Ireland) Limited	Ireland
Warner Chilcott (US), LLC	US - Delaware
Warner Chilcott Acquisition Limited	UK
Warner Chilcott Australia Pty. Ltd.	Australia
Warner Chilcott Company, LLC	Puerto Rico
Warner Chilcott Corporation	US - Delaware
Warner Chilcott Deutschland GmbH	Germany
Warner Chilcott Finance LLC	US - Delaware

Warner Chilcott France S.A.S.	France
Warner Chilcott Holdings Company II, Limited	Bermuda
Warner Chilcott Holdings Company III, Limited	Bermuda
Warner Chilcott Intermediate (Ireland) Limited	Ireland
Warner Chilcott Italy S.r.l.	Italy
Warner Chilcott Leasing Equipment Inc.	US - Delaware
Warner Chilcott Limited	Bermuda
Warner Chilcott Nederland B.V.	Netherlands, The
Warner Chilcott Pharmaceuticals B.V.B.A.	Belgium
Warner Chilcott Pharmaceuticals S. àr.l.	Switzerland
Warner Chilcott Pharmaceuticals UK Limited	UK
Warner Chilcott plc**	Ireland
Warner Chilcott Research Laboratories Limited	UK
Warner Chilcott Sales (US), LLC	US - Delaware
Warner Chilcott UK Limited	UK
Watson Cobalt Holdings, LLC	US - Delaware
Watson Diagnostics Inc.	US - Delaware
Watson Laboratories Inc. (Connecticut)	US - Connecticut
Watson Laboratories Inc. (Corona)	US - Nevada
Watson Laboratories Inc. Ohio	US - New York
Watson Laboratories LLC	US - Delaware
Watson Laboratories S. de R.L. de C.V.	Mexico
Watson Laboratories, Inc. (Arizona)	US - Delaware
Watson Management Corporation	US - Florida
Watson Manufacturing Services, Inc.	US - Delaware
Watson Merger Sub Inc.	US - Delaware
Watson Pharma Private Limited	India
Watson Pharmaceuticals (Asia) Ltd.	British Virgin Islands
Watson Pharmaceuticals (China) Limited	British Virgin Islands
Watson Pharmaceuticals International Ltd.	British Virgin Islands
Watson Therapeutics, Inc.	US - Florida
WC Pharmaceuticals I Limited	Gibraltar
WC Pharmaceuticals II Limited	Gibraltar
Willow Pharmaceuticals (Australia) Pty Ltd.	Australia
WP Holdings Ltd.	British Virgin Islands
Zdravlje AD	Serbia
Zelphy 1308 (Pty) Ltd.	South Africa

*	Except as indicated, all subsidiaries listed are of Allergan plc and Warner Chilcott Limited.
**	Direct parent of Warner Chilcott Limited.